Inventories	12 Months Ended
Mar. 31, 2026
Classes of current inventories [abstract]
Inventories

Note 8 — Inventories

	As of March 31,
	2026	2025
Raw materials	49,956	$49,956
Work-in-process	44,719	44,719
Finished goods	—	46,904
Less: Write down of inventories	(94,675)	(46,904)
Inventories, net	$—	$94,675

Inventories were written off as of March 31, 2026 due to shelf life limitations. Inventories at March 31, 2025 consisted of raw materials and work-in-progress that consist of chemicals and compounds used in our development of ViraxImmune™. Finished goods inventories, which were written off to research and development costs, consists of ViraxClear and ViraxVet test kits stored in a warehouse operated by a third party and were written down due to the expiration of the products. During the years ended March 31, 2026, 2025 and 2024, inventories expensed to cost of revenue were $4,733, $59,398, and $105,829, respectively.